SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS
OF WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Company Growth Fund (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
	Class A	Class C
Management Fees[2]	0.82%	0.82%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.50%	0.50%
Total Annual Fund Operating Expenses[3]	1.32%	2.07%
Fee Waivers	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers[4]	1.29%	2.04%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	Includes the fees charged by the Manager for providing advisory services to the master portfolio in which the Fund invests substantially all of its assets.
3.	Includes other expenses allocated from the master portfolio in which the Fund invests.
4.	The Manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.29% for Class A and 2.04% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the underlying master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$699	$307	$207
3 Years	$964	$643	$643
5 Years	$1,252	$1,109	$1,109
10 Years	$2,072	$2,398	$2,398

June 15, 2020	EGR060/P901S2